45941343.2 Exhibit 99.1 LETTER OF TRANSMITTAL OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) Offer to Exchange $450,000,000 3.75% First Mortgage Bonds, Series 2020A due 2050 Which Have Been Registered Under the Securities Act of 1933 For Any and All Unregistered 3.75% First Mortgage Bonds, Series 2020A due 2020 PURSUANT TO THE PROSPECTUS DATED , 2021 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2021, SUBJECT TO THE COMPANY’S RIGHT TO EXTEND THE EXPIRATION DATE (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE. Delivery to: U.S. Bank National Association (the “Exchange Agent”) By Registered or Certified Mail, Overnight Courier, or Hand Delivery: U.S. Bank National Association Global Corporate Trust Services 111 Fillmore Avenue E St. Paul, Minnesota 55107 For Facsimile Transmission (for Eligible Institutions only): (651) 495-8158 Attention: Specialized Finance Confirm by Telephone or for Information: (800) 934-6802 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. The undersigned acknowledges that he or she has received the prospectus, dated , 2021 (as amended or supplemented, the “Prospectus”), of Oglethorpe Power Corporation, a Georgia electric membership corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange up to $450,000,000 aggregate principal amount of its 3.75% First Mortgage Bonds, Series 2020A due 2050, which have been registered under the Securities Act of 1933 (the “Exchange Bonds”), for a like aggregate principal amount of its outstanding unregistered 3.75% First Mortgage Bonds, Series 2020A due 2050 (the “Original Bonds”), in a transaction registered under the Securities Act of 1933, as amended (the “Securities Act”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Prospectus. For each Original Bond accepted for exchange, the holder of such Original Bond will receive an Exchange Bond having a principal amount equal to the principal amount of the surrendered Original Bond. Holders of the Exchange Bonds on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the

45941343.2 Original Bonds or, if no interest has been paid, from the issue date of the Original Bonds. The Original Bonds accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Original Bonds whose Original Bonds are accepted for exchange will not receive any payment in respect of accrued interest on such Original Bonds otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer. The Company reserves the right at its sole discretion, at any time prior to the expiration of the Exchange Offer, to extend the period of time during which the Exchange Offer is open, in which event the term “Expiration Date” for the Exchange Offer shall mean the latest time and date to which the Exchange Offer is extended. This Letter is to be completed by a holder of Original Bonds either if certificates for such Original Bonds, in proper form for transfer, are to be physically delivered herewith or if a tender of such Original Bonds is to be made by book- entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the caption “Book-Entry, Delivery and Form” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Tenders of Original Bonds by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant in its Automated Tender Offer Program (“ATOP”) stating that such participant has received and agrees to be bound by this Letter and that the Company may enforce such Letter against the participant. The term “Book-Entry Confirmation” means a timely confirmation of a book-entry transfer of Original Bonds into the Exchange Agent’s account at DTC. Accordingly, this Letter need not be completed by a holder tendering through ATOP. By using the ATOP procedures to tender the Notes, a holder will not be required to deliver this Letter to the Exchange Agent. However, any such holder will be bound by the Letter’s terms and will be deemed to have made the acknowledgments and the representations and warranties it contains, just as if such holder had signed it. Unless the context otherwise requires, the term “holder” for purposes of this Letter means any person in whose name Original Bonds are registered or any other person who has obtained a properly completed bond power from the holder or any person whose Original Bonds are held of record by DTC. Holders of Original Bonds whose certificates for such Original Bonds are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Bonds according to the guaranteed delivery procedures set forth in "THE EXCHANGE OFFER—Guaranteed Delivery Procedures" in the Prospectus. Delivery of documents to DTC, the Trustee (as defined in the Prospectus) or the Company does not constitute delivery to the Exchange Agent. The method of delivery of Original Bonds, Letters and all other required documents are at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters, Original Bonds or other required documents should be sent to the Company. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS, TELEPHONE NUMBER AND E-MAIL ADDRESS APPEAR ON THE FRONT PAGE OF THIS LETTER. The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

45941343.2 PLEASE READ THE ENTIRE LETTER AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. List below the Original Bonds to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Bonds should be listed on a separate signed schedule affixed hereto. Certificate Number(s) (if known) of Original Bonds or Account Number at DTC* Aggregate Principal Amount Represented Aggregate Principal Amount Tendered** * Need not be completed if Original Bonds are being tendered by book-entry transfer. ** Must be in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Bonds represented above. Box 2 Book-Entry Transfer ☐ CHECK HERE IF TENDERED ORIGINAL BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING: Name of Tendering Institution: _____________________________________________________________________ Account Number: _____________________________________________________________________ Transaction Code Number: _____________________________________________________________________

45941343.2 By crediting the Original Bonds to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Original Bonds acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Original Bonds all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP. If the undersigned is not a broker-dealer, the undersigned represents that it (i) will be acquiring any Exchange Bonds in the ordinary course of its business, (ii) is not participating and has no arrangement or understanding with any Box 4 Return of Non-Exchanged Original Bonds Tendered by Book-Entry Transfer □ CHECK HERE IF ORIGINAL BONDS TENDERED BY BOOK-ENTRY TRANSFER AND NON- EXCHANGED ORIGINAL BONDS ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE. ☐ Box 5 Participating Broker-Dealer CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO. Name: Address: Box 3 Notice of Guaranteed Delivery □ CHECK HERE IF TENDERED ORIGINAL BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING: Name of Registered Holder(s): ___________________________________________________________ Window Ticket (if any): ___________________________________________________________ Name of Eligible Guarantor Institution that Guaranteed Delivery: ______________________________ Date of Execution of Notice of Guaranteed Delivery: ______________________________________ IF GUARANTEED DELIVERY IS TO BE MADE BT BOOK-ENTRY TRANSFER: Name of Tendering Institution: _____________________________________________________ Account Number: ____________________________________________________________ Transaction Code Number: ____________________________________________________________

45941343.2 person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Bonds and (iii) is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company. If the undersigned is a broker-dealer that will receive Exchange Bonds for its own account in exchange for Original Bonds, it represents that the Original Bonds to be exchanged for Exchange Bonds were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act (other than in connection with a resale of an unsold allotment from the original sale of the Original Bonds). PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY Ladies and Gentlemen: Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Bonds indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Bonds tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Bonds as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Bonds, with full power of substitution, among other things, to cause the Original Bonds to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Bonds, and to acquire Exchange Bonds issuable upon the exchange of such tendered Original Bonds, and that, when such Original Bonds are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Original Bonds are accepted by the Company. The undersigned hereby further represents that any Exchange Bonds acquired in exchange for Original Bonds tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Bonds, whether or not such person is the undersigned; that neither the holder of such Original Bonds nor any such other person is participating or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Bonds; and that neither the holder of such Original Bonds nor any such other person is an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company. If the undersigned is a broker- dealer that will receive Exchange Bonds for its own account in exchange for Original Bonds, it represents that the Original Bonds to be exchanged for Exchange Bonds were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act (other than in connection with a resale of an unsold allotment from the original sale of the Original Bonds). The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Bonds to be issued pursuant to the Exchange Offer in exchange for the Original Bonds may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Bonds are acquired in the ordinary course of such holder’s business and, in the case of a broker-dealer, were acquired as a result of its market-making or other trading activities, such holder is not holding any Original Bonds that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, such holder is not participating, does not intend to participate and has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act), of such Exchange Bonds, and such holder is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company. The undersigned also acknowledges that the staff of the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other

45941343.2 interpretations to third parties. If any holder will be acquiring any Exchange Bonds not in the ordinary course of its business, is an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or is participating or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Bonds, such holder (i) may not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that acquired any of its Original Bonds directly from the Company (including as an unsold allotment from the original sale of the Original Bonds), such broker-dealer (i) may not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Bonds tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under the caption “The Exchange Offer—Withdrawal Rights” in the Prospectus. The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer”. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Bonds tendered hereby and, in such event, the Original Bonds not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company is not required to accept for exchange, or to issue the Exchange Bonds in exchange for, any Original Bonds and may terminate or amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under caption “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus occur. Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Bonds (and, if applicable, substitute certificates representing Original Bonds for any Original Bonds not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Bonds, please credit the Exchange Bonds to be issued to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Bonds (and, if applicable, substitute certificates representing Original Bonds for any Original Bonds not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Bonds”. THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL BONDS” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL BONDS AS SET FORTH IN SUCH BOX ABOVE.

45941343.2 Box 6 SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4) To be completed ONLY if certificates for Original Bonds not exchanged and/or Exchange Bonds are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Original Bonds delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above. Issue:  Original Bonds not tendered to:  Exchange Bonds to: Name(s): (Please Print or Type) Address: (Include Zip Code) Series of Notes: Daytime Area Code and Telephone Number: Taxpayer Identification or Social Security Number:

45941343.2 Box 7 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4) To be completed ONLY if certificates for Original Bonds not exchanged and/or Exchange Bonds are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Original Bonds” on this Letter above. Deliver:  Original Bonds not tendered to:  Exchange Bonds to: Name(s): ___________________________________ (Please Print or Type) Address: ___________________________________ ___________________________________ (Include Zip Code) Series of Notes: ___________________________________ ___________________________________ Daytime Area Code and Telephone Number: ___________________________________ Taxpayer Identification Number or Social Security Number: ____________________________________ *Such person or persons must properly complete and furnish an IRS Form W-9, Form W-8BEN, Form W-8BEN-E, Form W-8ECI or Form W-8IMY, as applicable.

45941343.2 TENDERING HOLDERS SIGN HERE (Complete IRS Form W-9 or Appropriate IRS Form W-8) Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Bonds) of the Original Bonds exactly as their name(s) appear(s) on the Original Bonds hereby tendered or by any person or persons authorized to become the registered holder(s) by properly completed note powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3. (Signature(s) of Holder(s)) Date: ________________________________________________________________________________________ Name(s): _____________________________________________________________________________________ (Please Type or Print) Capacity (full title): Address: ____________________________________________________________________________________ (Including Zip Code) Daytime Area Code and Telephone Number: ________________________________________________________________________ Taxpayer Identification or Social Security Number: ________________________________________________________________________ GUARANTEE OF SIGNATURE(S) (If Required – See Instruction 3) Authorized Signature: __________________________________________________________________________ Date: _______________________________________________________________________________________ Name: ______________________________________________________________________________________ Title: ________________________________________________________________________________________ Name of Firm: ________________________________________________________________________________ Address of Firm: ____________________________________________________________________________________ (Include Zip Code) Area Code and Telephone Number: _______________________________________________________________________ Taxpayer Identification or Social Security Number: _______________________________________________________________________ IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES, IF ANY, FOR ORIGINAL BONDS OR A BOOK- ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY

45941343.2 THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. IN ORDER TO VALIDLY TENDER ORIGINAL BONDS FOR EXCHANGE, HOLDERS OF ORIGINAL BONDS MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OR AN AGENT’S MESSAGE IN LIEU THEREOF. Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

45941343.2 INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer to Exchange $450,000,000 3.75% First Mortgage Bonds, Series 2020A due 2050 Which Have Been Registered Under the Securities Act of 1933 For Any and All Unregistered 3.75% First Mortgage Bonds, Series 2020A due 2050 1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter is to be completed by holders of Original Bonds either if certificates for such Original Bonds, in proper form for transfer, are to be physically delivered herewith or if tenders of such Original Bonds are to be made to the account maintained by the Exchange Agent at DTC pursuant to the procedures for delivery by book-entry transfer set forth under the caption “Book-Entry Transfers” in the Prospectus and an Agent’s Message is not delivered. Tenders of the Original Bonds by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant in ATOP stating that such participant has received and agrees to be bound by this Letter and that the Company may enforce such Letter against the participant. Certificates for all physically tendered Original Bonds or Book-Entry Confirmation evidencing the tender of Original Bonds into the Exchange Agent’s account at DTC, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Holders who wish to tender their Original Bonds and (i) whose Original Bonds are not immediately available or (ii) who cannot deliver their Original Bonds, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Original Bonds pursuant to the guaranteed delivery procedure set forth in “THE EXCHANGE OFFER—Guaranteed Delivery Procedures” in the Prospectus and by completing Box 3. Holders may tender their Original Bonds if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of Original Bonds, if applicable, the certificate number(s) of the Original Bonds to be tendered and the principal amount of Original Bonds tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Original Bonds or a book-entry confirmation, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Original Bonds in proper form or a confirmation of book-entry transfer of the Original Bonds into the Exchange Agent's account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date. Any Holder who wishes to tender Original Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Original Bonds prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures. The method of delivery of this Letter, the Original Bonds and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed to have been made only when actually received or confirmed by the Exchange Agent. If this Letter, the Original Bonds and any such other documents are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made

45941343.2 sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letters, Original Bonds or other required documents should be sent to the Company. No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter (or facsimile thereof) or delivery of an Agent’s Message in lieu thereof, shall waive any right to receive any notice of the acceptance of the Original Bonds for exchange. See the caption “The Exchange Offer” in the Prospectus. 2. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all of the Original Bonds evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Bonds to be tendered in box 1 above entitled “Description of Original Bonds—Principal Amount Tendered”. A reissued certificate representing the balance of non-tendered Original Bonds will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Original Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated. 3. SIGNATURES ON THIS LETTER; NOTE POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the registered holder(s) of the Original Bonds tendered hereby, the signature(s) must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Original Bonds without any change whatsoever. If any tendered Original Bonds are owned of record by two or more joint owners, all of such owners must sign this Letter. If any tendered Original Bonds are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates. When this Letter is signed by the registered holder(s) (which term, for the purposes described herein, shall include DTC as the owner of the Original Bonds) of the Original Bonds specified herein and tendered hereby, no endorsements of certificates or separate note powers are required. If, however, the Exchange Bonds are to be issued, or any untendered or unexchanged Original Bonds are to be reissued, to a person other than the registered holder(s), then such certificate(s) must be endorsed in blank or accompanied by note powers in form satisfactory to the Company, in either case duly executed by the registered holder(s) as the name(s) of such registered holder(s) appear(s) on such certificate(s) and the signature(s) on such certificate(s) must be guaranteed by an Eligible Institution (as defined below). If this Letter or any certificates or note powers are signed by trustees, executors, administrators, guardians, attorneys-in- fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company in its sole discretion of their authority to so act must be submitted herewith. Endorsements on certificates for Original Bonds or signatures on note powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Original Bonds are tendered: (i) by a registered holder of Original Bonds (which term, for purposes of the Exchange Offer, includes any participant in DTC’s system whose name appears on a security position listing as the holder of such Original Bonds)

45941343.2 who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” in this Letter or (ii) for the account of an Eligible Institution. 4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Original Bonds should indicate, in the applicable box 5 or 6, the name and address to which Exchange Bonds issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Bonds not exchanged are to be issued or sent, if different from the name(s) or address(es) of the person(s) signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Original Bonds by book-entry transfer may request in box 3 that Original Bonds not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Original Bonds not exchanged will be returned either to the name and address of the person signing this Letter or the account of DTC from which they were tendered. 5. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. The exchange of Original Bonds for Exchange Bonds pursuant to the Exchange Offer will not be treated as a taxable exchange for U.S. federal income tax purposes. However, U.S. Federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 or otherwise establishes a basis for exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a credit against a holder’s U.S. federal income tax liability and may entitle a holder to a refund from the IRS, provided that such holder furnishes the required information to the IRS on a timely basis. To prevent backup withholding, each tendering holder that is a “United States person” for U.S. federal income tax purposes (“U.S. Holder”) that has not already provided the Exchange Agent with a correct TIN must notify the Exchange Agent of its correct TIN by completing and delivering an IRS Form W-9 and certifying on such Form W- 9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, each tendering U.S. Holder is required to certify on the Form W-9 that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Agent has not already been provided, or is not provided with, the correct TIN or a notice stating that the U.S. Holder has an adequate basis for an exemption, such U.S. Holder may be subject to a $50 penalty imposed by the IRS and may result in backup withholding at the applicable rate on the amount of any reportable payments made after the exchange to such tendering holder. If the holder does not have a TIN, such holder should consult the instructions to IRS Form W-9 for information on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of IRS Form W-9 and sign and date IRS Form W-9. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent. Note that writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the Original Bonds are held in more than one name or are not in the name of the actual owner, consult the instructions to IRS Form W-9 for information on which TIN to report. Certain tendering holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on IRS Form W-9. See the instructions to IRS Form W-9 for additional information. To prevent backup withholding, each tendering holder that is not a U.S. Holder should submit a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable IRS Form W-8 to the Exchange Agent, certifying such holder’s exempt status under penalties of perjury. IRS Forms W-8 and W-9, and the instructions to such forms, can be obtained from the IRS website at http://www.irs.gov.

45941343.2 6. TRANSFER TAXES. The Company will not be responsible for transfer taxes, if any, applicable to the transfer and exchange of Original Bonds to it or its order pursuant to the Exchange Offer. 7. WAIVER OF CONDITIONS. The Company reserves the right in its reasonable discretion to waive satisfaction of any or all conditions enumerated in the Prospectus or in this Letter prior to the Expiration Date. 8. NO CONDITIONAL TENDERS; DEFECTS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Bonds, by execution of this Letter or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Original Bonds for exchange. Neither the Company nor the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Bonds, nor shall any of them incur any liability for failure to give any such notice. 9. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL BONDS. Any holder whose Original Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. 10. WITHDRAWAL RIGHTS. Tenders of Original Bonds may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Original Bonds to be effective, notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any written notice of withdrawal must (i) specify the name of the person having tendered the Original Bonds to be withdrawn, (ii) identify the Original Bonds to be withdrawn (including certificate number(s), if any, and the principal amount of such Original Bonds), (iii) contain a statement that such holder is withdrawing such holder’s election to have such Original Bonds exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Original Bonds were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Original Bonds register the transfer of such Original Bonds in the name of the person withdrawing the tender and (v) specify the name in which such Original Bonds are registered, if different from that of the holder. If Original Bonds have been tendered pursuant to the procedure for book-entry transfer set forth under the caption “Book- Entry Transfers” in the Prospectus, the Exchange Agent must receive a valid withdrawal request through ATOP from the tendering DTC participant before the Expiration Date, which must include the VOI number of the tender to be withdrawn and the name of the ultimate beneficial owner of the Original Bonds to be withdrawn. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Original Bonds so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Bonds will be issued with respect thereto unless the Original Bonds so withdrawn are validly re- tendered. Any Original Bonds that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Bonds tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth under the caption “Book-Entry Transfers” in the Prospectus, such Original Bonds will be credited to an account maintained with DTC for the Original Bonds) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Bonds may be re-tendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

45941343.2 11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above. Manually signed copies of the Letter will be accepted. The Letter and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at the address set forth below. The Exchange Agent for the Exchange Offer is: U.S. Bank National Association By Registered or Certified Mail, Overnight Courier, or Hand Delivery: U.S. Bank National Association Global Corporate Trust Services 111 Fillmore Avenue E St. Paul, Minnesota 55107 For Facsimile Transmission (for Eligible Institutions only): (651) 495-8158 Attention: Specialized Finance Confirm by Telephone or for Information: (800) 934-6802